EXHIBIT 99

                           (MBT FINANCIAL CORP.(R) LOGO)

            MBT FINANCIAL CORP. ANNOUNCES FIRST QUARTER 2008 EARNINGS

MONROE, MICH., April 21, 2008 - MBT Financial Corp., (Nasdaq: MBTF), the parent company of Monroe Bank & Trust, reported first quarter 2008 net income of $2.6 million, or $0.16 per diluted share, compared to the $3.7 million, or $0.22 per diluted share earned in the first quarter of 2007.

H. Douglas Chaffin, President and CEO, commented, "Regional economic conditions, including increasing unemployment and decreasing real estate values, continue to have a negative impact on our earnings and asset quality. Non performing assets
(NPAs) increased from $46.5 million to $55.4 million during the first quarter and total problem assets increased from $87.5 million to $95.9 million. Net charge offs during the quarter were 1.51% of loans, annualized, and we increased our allowance for loan losses from 1.42% of loans to 1.78% over the last twelve months. Our strong capital position allowed us to pay a quarterly dividend that exceeded our earnings and represents an annualized yield near 8% on our current stock price. While we believe that we can continue to maintain this dividend payment, we will evaluate our capital needs and earnings expectations each quarter when we declare our dividend."

Mr. Chaffin further commented on the Company's earnings for the quarter. "Net Interest Income decreased $730,000 compared to the first quarter of 2007 due to the lower net interest margin and the slightly smaller amount of average earning assets. However, we are encouraged by the small improvements in the average earning assets, net interest margin, and net interest income compared to the fourth quarter of 2007. Non interest income, excluding securities transactions, increased 4.6% compared to last year. Credit quality issues also affected our non interest expenses, which increased 6.4% compared to last year. We continued the staff reduction and other initiatives that began in the second half of 2007 and expect to see meaningful expense improvement in the rest of 2008."

CONFERENCE CALL

MBT Financial Corp. will hold a conference call to discuss first quarter results on Tuesday, April 22, at 10:00 a.m. Eastern Time. The call will be webcast and can be accessed at the Investor Relations/Corporate Profile page of MBT Financial Corp.'s web site www.mbandt.com. The call can also be accessed by calling (800) 860-2442. The event will be archived on the Company's web site and available for three months following the call.

ABOUT THE COMPANY

MBT Financial Corp. (NASDAQ: MBTF), a single bank holding company headquartered in Monroe, Michigan, is the parent company of Monroe Bank & Trust (MBT).

Founded in 1858, MBT is one of the largest full service community banks in Southeast Michigan, with more than $1.5 billion in assets, offering personal and business products and services, and complete credit options. MBT's Wealth Management Group is one of the area's largest trust departments with over $800 Million in assets under management. With 26 offices, 41 ATMs, PhoneLink telephone banking and eLink online banking, MBT prides itself on an incomparable level of service and access for its customers. Visit MBT's web site at www.MBandT.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein are not based on historical facts and are "forward-looking statements" within the meaning of Section 21A of the Securities Exchange Act of 1934. Forward-looking statements which are based on various assumptions (some of which are beyond the Company's control), may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate,"

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"continue," or similar terms or variations on those terms, or the negative of these terms. Actual results could differ materially from those set forth in forward-looking statements, due to a variety of factors, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset/liability management, change in the financial and securities markets, including changes with respect to the market value of our financial assets, the availability of and costs associated with sources of liquidity, and the ability of the Company to resolve or dispose of problem loans. The Company undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

FOR FURTHER INFORMATION:

H. Douglas Chaffin        John L. Skibski           Herbert J. Lock
Chief Executive Officer   Chief Financial Officer   Investor Relations
(734) 384-8123            (734) 242-1879            (734) 242-2603
doug.chaffin@mbandt.com   john.skibski@mbandt.com   herb.lock@mbandt.com
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                               MBT FINANCIAL CORP.
                  CONSOLIDATED FINANCIAL HIGHLIGHTS - UNAUDITED

                                                                            QUARTERLY
                                               -------------------------------------------------------------------
                                                   2008          2007          2007          2007          2007
(dollars in thousands except per share data)     1ST QTR       4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                               -----------   -----------   -----------   -----------   -----------
EARNINGS
   Net interest income                         $    10,453   $    10,131   $    10,668   $    10,787   $    11,183
   FTE Net interest income                     $    10,784   $    10,232   $    11,011   $    11,127   $    11,587
   Provision for loan and lease losses         $     1,200   $     8,907   $     1,000   $       750   $       750
   Non-interest income                         $     3,962   $     3,824   $     3,928   $     4,119   $     3,763
   Non-interest expense                        $     9,698   $     9,601   $     9,242   $     9,279   $     9,112
   Net income (loss)                           $     2,647   $    (2,706)  $     3,181   $     3,535   $     3,703
   Basic earnings (loss) per share             $      0.16   $     (0.17)  $      0.20   $      0.21   $      0.22
   Diluted earnings (loss) per share           $      0.16   $     (0.17)  $      0.20   $      0.21   $      0.22
   Average shares outstanding                   16,127,047    16,135,339    16,288,696    16,558,137    16,686,983
   Average diluted shares outstanding           16,139,073    16,145,958    16,310,279    16,585,720    16,716,685
PERFORMANCE RATIOS
   Return on average assets                           0.69%        -0.70%         0.83%         0.94%         0.97%
   Return on average common equity                    8.24%        -8.05%         9.55%        10.33%        10.92%
   Base Margin                                        2.84%         2.74%         2.90%         2.98%         3.06%
   FTE Adjustment                                     0.09%         0.03%         0.10%         0.10%         0.11%
   Loan Fees                                          0.07%         0.06%         0.08%         0.07%         0.07%
                                               -----------   -----------   -----------   -----------   -----------
   FTE Net Interest Margin                            3.00%         2.83%         3.08%         3.15%         3.24%
   Efficiency ratio                                  64.51%        60.16%        61.06%        60.74%        58.82%
   Full-time equivalent employees                      380           404           426           425           429
CAPITAL
   Average equity to average assets                   8.36%         8.66%         8.69%         9.06%         8.91%
   Book value per share                        $      7.94   $      7.90   $      8.15   $      8.00   $      8.21
   Cash dividend per share                     $      0.18   $      0.18   $      0.18   $      0.18   $      0.18
ASSET QUALITY
   Loan Charge-Offs                            $     3,955   $     3,204   $     1,013   $     1,082   $     1,088
   Loan Recoveries                             $       216   $       195   $       256   $       343   $       643
                                               -----------   -----------   -----------   -----------   -----------
   Net Charge-Offs                             $     3,739   $     3,009   $       757   $       739   $       445
   Allowance for loan and lease losses         $    17,683   $    20,222   $    14,323   $    14,080   $    14,069
   Nonaccrual Loans                            $    37,814   $    30,459   $    26,440   $    20,017   $    19,527
   Loans 90 days past due                      $        94   $       102   $       105   $       105   $        61
   Restructured loans                          $     1,679   $     3,367   $       938   $     1,371   $       572
                                               -----------   -----------   -----------   -----------   -----------
      Total non performing loans               $    39,587   $    33,928   $    27,483   $    21,493   $    20,160
   Other real estate owned & other assets      $    15,819   $    12,565   $     6,389   $     3,064   $     2,598
                                               -----------   -----------   -----------   -----------   -----------
      Total non performing assets              $    55,406   $    46,493   $    33,872   $    24,557   $    22,758
   Problem Loans Still Performing              $    40,521   $    41,022   $    32,822   $    34,859   $    35,918
                                               -----------   -----------   -----------   -----------   -----------
      Total Problem Assets                     $    95,927   $    87,515   $    66,694   $    59,416   $    58,676
   Net loan charge-offs to average loans              1.51%         1.19%         0.30%         0.30%         0.18%
   Allowance for losses to total loans                1.78%         2.02%         1.42%         1.40%         1.42%
   Non performing loans to gross loans                3.99%         3.39%         2.72%         2.14%         2.04%
   Non performing assets to total assets              3.56%         2.99%         2.17%         1.62%         1.47%
   Allowance to non performing loans                 44.67%        59.60%        52.12%        65.51%        69.79%
END OF PERIOD BALANCES
   Loans and leases                            $   991,402   $ 1,002,259   $ 1,008,875   $ 1,002,248   $   989,322
   Total earning assets                        $ 1,435,370   $ 1,440,317   $ 1,439,366   $ 1,402,808   $ 1,438,870
   Total assets                                $ 1,555,450   $ 1,556,806   $ 1,560,234   $ 1,516,026   $ 1,547,709
   Deposits                                    $ 1,095,605   $ 1,109,980   $ 1,110,074   $ 1,078,431   $ 1,096,210
   Interest Bearing Liabilities                $ 1,286,289   $ 1,273,665   $ 1,273,695   $ 1,224,061   $ 1,251,379
   Shareholders' equity                        $   128,081   $   127,447   $   131,651   $   131,056   $   136,611
   Total Shares Outstanding                     16,128,321    16,124,997    16,148,863    16,379,602    16,644,463
AVERAGE BALANCES
   Loans and leases                            $   998,060   $ 1,002,948   $ 1,010,604   $   994,093   $   993,498
   Total earning assets                        $ 1,444,037   $ 1,436,545   $ 1,419,329   $ 1,420,183   $ 1,446,247
   Total assets                                $ 1,545,048   $ 1,539,446   $ 1,520,222   $ 1,516,209   $ 1,544,515
   Deposits                                    $ 1,109,664   $ 1,094,346   $ 1,086,050   $ 1,075,960   $ 1,099,850
   Interest Bearing Liabilities                $ 1,283,990   $ 1,264,772   $ 1,248,691   $ 1,236,703   $ 1,263,342
   Shareholders' equity                        $   129,175   $   133,363   $   132,088   $   137,322   $   137,573

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                               MBT FINANCIAL CORP.
                  CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

                                               QUARTER ENDED MARCH 31,
                                               -----------------------
Dollars in thousands (except per share data)        2008      2007
--------------------------------------------      -------   -------
INTEREST INCOME
Interest and fees on loans                        $16,428   $17,761
Interest on investment securities-
   Tax-exempt                                         815     1,009
   Taxable                                          4,956     4,915
Interest on federal funds sold                          1        32
                                                  -------   -------
      Total interest income                        22,200    23,717
                                                  -------   -------
INTEREST EXPENSE
Interest on deposits                                7,491     7,955
Interest on borrowed funds                          4,256     4,579
                                                  -------   -------
      Total interest expense                       11,747    12,534
                                                  -------   -------
NET INTEREST INCOME                                10,453    11,183
PROVISION FOR LOAN LOSSES                           1,200       750
                                                  -------   -------
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                           9,253    10,433
                                                  -------   -------
OTHER INCOME
Income from wealth management services              1,127     1,067
Service charges and other fees                      1,526     1,525
Net gain (loss) on sales of securities                 25        --
Origination fees on mortgage loans sold               193       183
Bank Owned Life Insurance income                      355       296
Other                                                 736       692
                                                  -------   -------
      Total other income                            3,962     3,763
                                                  -------   -------
OTHER EXPENSES
Salaries and employee benefits                      5,582     5,449
Occupancy expense                                     995       880
Equipment expense                                     828       845
Marketing expense                                     241       252
Professional fees                                     469       370
Net (gain) loss on other real estate owned             35        18
Other                                               1,548     1,298
                                                  -------   -------
      Total other expenses                          9,698     9,112
                                                  -------   -------
INCOME BEFORE INCOME TAXES                          3,517     5,084
INCOME TAX EXPENSE                                    870     1,381
                                                  -------   -------
NET INCOME                                        $ 2,647   $ 3,703
                                                  =======   =======
BASIC EARNINGS PER COMMON SHARE                   $  0.16   $  0.22
                                                  =======   =======
DILUTED EARNINGS PER COMMON SHARE                 $  0.16   $  0.22
                                                  =======   =======
DIVIDENDS DECLARED PER COMMON SHARE               $  0.18   $  0.18
                                                  =======   =======

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                               MBT FINANCIAL CORP.
                           CONSOLIDATED BALANCE SHEETS

                                                   MARCH 31, 2008   DECEMBER 31,
Dollars in thousands                                 (UNAUDITED)        2007
--------------------                               --------------   ------------
ASSETS
Cash and Cash Equivalents
   Cash and due from banks                           $   24,954      $   25,113
                                                     ----------      ----------
      Total cash and cash equivalents                    24,954          25,113
Securities - Held to Maturity                            40,768          44,734
Securities - Available for Sale                         390,114         380,238
Federal Home Loan Bank stock - at cost                   13,086          13,086
Loans held for sale                                         206           1,431
Loans - Net                                             973,513         980,606
Accrued interest receivable and other assets             37,517          36,370
Bank Owned Life Insurance                                42,864          42,509
Premises and Equipment - Net                             32,428          32,719
                                                     ----------      ----------
      Total assets                                   $1,555,450      $1,556,806
                                                     ==========      ==========
LIABILITIES
Deposits:
   Non-interest bearing                              $  127,716      $  141,115
   Interest-bearing                                     967,889         968,865
                                                     ----------      ----------
      Total deposits                                  1,095,605       1,109,980
Federal Home Loan Bank advances                         256,500         256,500
Federal funds purchased                                  26,900          13,300
Repurchase agreements                                    35,000          35,000
Interest payable and other liabilities                   13,364          14,579
                                                     ----------      ----------
      Total liabilities                               1,427,369       1,429,359
                                                     ----------      ----------
SHAREHOLDERS' EQUITY
Common stock (no par value)                                  --              --
Retained Earnings                                       129,780         129,917
Accumulated other comprehensive income                   (1,699)         (2,470)
                                                     ----------      ----------
      Total shareholders' equity                        128,081         127,447
                                                     ----------      ----------
      Total liabilities and shareholders' equity     $1,555,450      $1,556,806
                                                     ==========      ==========